                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2003-A
                       Noteholders' Statement pursuant to
      Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                       DISTRIBUTION DATE: JANUARY 26, 2004
                                          ----------------

    (i) Amount of PRINCIPAL being paid or distributed
        in respect of the CLASS I-A-1 Notes:                                                $28,475,276.38
                                                                                            --------------
             ( $0.00026614895 per $1,000 original principal amount  of Class I-A-1 Notes)
             ----------------

   (ii) Amount of PRINCIPAL being paid or distributed in respect
        of the CLASS I-A-2 Notes:                                                                    $0.00
                                                                                            --------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
             ----------------

  (iii) Amount of PRINCIPAL being paid or distributed in respect
        of the CLASS I-B Notes:                                                                      $0.00
                                                                                            --------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
             ----------------

   (iv) Amount of PRINCIPAL being paid or distributed in respect
        of the CLASS II-A-1 Notes:                                                          $16,363,751.34
                                                                                            --------------
             ( $0.00008461092 per $1,000 original principal amount of Class II-A-1 Notes)
             ----------------

    (v) Amount of PRINCIPAL being paid or distributed in respect
        of the CLASS II-A-2 Notes:                                                                   $0.00
                                                                                            --------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------

   (vi) Amount of PRINCIPAL being paid or distributed in respect
        of the CLASS II-A-3 Notes:                                                                   $0.00
                                                                                            --------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-3 Notes)
             ----------------

  (vii) Amount of PRINCIPAL being paid or distributed in respect
        of the CLASS II-B Notes:                                                                     $0.00
                                                                                            --------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)
             ----------------

 (viii) Amount of INTEREST being paid or distributed in respect
        of the CLASS I-A-1 Notes:                                                              $580,956.50
                                                                                            --------------
             ( $0.00000543001 per $1,000 original principal amount of Class I-A-1 Notes)
             ----------------

   (ix) Amount of INTEREST being paid or distributed in respect
        of the CLASS I-A-2 Notes:                                                            $1,881,025.66
                                                                                            --------------
             ( $0.00000643834 per $1,000 original principal amount of Class I-A-2 Notes)
             ----------------

    (x) Amount of INTEREST being paid or distributed in respect
        of the CLASS I-B Notes:                                                                $107,249.55
                                                                                            --------------
             ( $0.00000868417 per $1,000 original principal amount of Class I-B Notes)
             ----------------

   (xi) Amount of INTEREST being paid or distributed in respect
        of the CLASS II-A-1 Notes:                                                           $1,147,669.28
                                                                                            --------------
             ( $0.00000593417 per $1,000 original principal amount of Class II-A-1 Notes)
             ----------------

  (xii) Amount of INTEREST being paid or distributed in respect
        of the CLASS II-A-2 Notes:                                                           $1,000,126.13
                                                                                            --------------
             ( $0.00000666751 per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------

 (xiii) Amount of INTEREST being paid or distributed in respect
        of the CLASS II-A-3 Notes:                                                           $1,898,981.75
                                                                                            --------------
             ( $0.00000981893 per $1,000 original principal amount of Class II-A-3 Notes)
             ----------------

  (xiv) Amount of INTEREST being paid or distributed in respect
        of the CLASS II-A-IO Notes:                                                            $147,004.69
                                                                                            --------------
             ( $0.00000098003 per $1,000 original principal amount of Class II-A-IO Notes)
             ----------------

   (xv) Amount of INTEREST being paid or distributed in respect
        of the CLASS II-B Notes:                                                               $242,403.05
                                                                                            --------------
             ( $0.00000161602 per $1,000 original principal amount of Class II-B Notes)
             ----------------

                                   Page 1 of 4
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

  (xvi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
        (if any):

            (1) Distributed to Class I-A-1 Noteholders:                                                      $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
             ----------------

            (2) Distributed to Class I-A-2 Noteholders:                                                      $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
             ----------------
            (3) Distributed to Class I-B Noteholders:                                                        $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
             ----------------
            (4) Distributed to Class II-A-1 Noteholders:                                                     $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
             ----------------
            (5) Distributed to Class II-A-2 Noteholders:                                                     $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------
            (6) Distributed to Class II-A-3 Noteholders:                                                     $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-3 Notes)
             ----------------
            (7) Distributed to Class II-B Noteholders:                                                       $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)
             ----------------
            (8) Balance on Class I-A-1 Notes:                                                                $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
             ----------------
            (9) Balance on Class I-A-2 Notes:                                                                $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
             ----------------
           (10) Balance on Class I-B Notes:                                                                  $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
             ----------------
           (11) Balance on Class II-A-1 Notes:                                                               $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
             ----------------
           (12) Balance on Class II-A-2 Notes:                                                               $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------
           (13) Balance on Class II-A-3 Notes:                                                               $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-A-3 Notes)
             ----------------
           (14) Balance on Class II-B Notes:                                                                 $0.00
                                                                                               -------------------
             ( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)
             ----------------

 (xvii) (X)  Payments made under the Group I Basis Rick Cap
             Agreement on such date:
             (          $0.00 with respect to the Class I-A-1 Notes,
             ----------------
                        $0.00 with respect to Class I-A-2 Notes, and
             ----------------
                        $0.00 with respect to Class I-B Notes), and
             ----------------
        (Y)  payments made under the Group II Basis Risk Cap
             Agreement on such date:
             (          $0.00 with respect to Class II-A-1 Notes and
             ----------------
                        $0.00 with respect to the Class II-A-2 Notes); and
             ----------------
                        $0.00 with respect to the Class II-A-3 Notes); and
             ----------------
                        $0.00 with respect to Class II-B Notes), and
             ----------------
             the total outstanding amount owed to the Cap Provider:
                        $0.00 with respect to the Group I Basis Risk Cap Agreement and
             ----------------
                        $0.00 with respect to the Group II Basis RiskCap Agreement.
             ----------------

(xviii) (X)  GROUP I POOL BALANCE at the end of the related
             Collection Period:                                                                    $344,863,468.74
             and                                                                               -------------------
        (Y)  GROUP II POOL BALANCE at the end of the related
             Collection Period:                                                                    $594,442,624.03
                                                                                               -------------------

  (xix) After giving effect to distributions on this Distribution Date:
        (a)  (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                                 $78,514,723.62
                                                                                               -------------------
             (2) Pool Factor for the Class I-A-1 Notes:                                                0.733851000
                                                                                               -------------------
        (b)  (1) outstanding principal amount of CLASS I-A-2 Notes:                                $292,160,000.00
                                                                                               -------------------
             (2) Pool Factor for the Class I-A-2 Notes:                                                1.000000000
                                                                                               -------------------
        (c)  (1) outstanding principal amount of CLASS I-B Notes:                                   $12,350,000.00
                                                                                               -------------------
             (2) Pool Factor for the Class I-B Notes:                                                  1.000000000
                                                                                               -------------------
        (d)  (1) outstanding principal amount of CLASS II-A-1 Notes:                                $177,036,248.66
                                                                                               -------------------
             (2) Pool Factor for the Class II-A-1 Notes:                                               0.915389100
                                                                                               -------------------
        (e)  (1) outstanding principal amount of CLASS II-A-2 Notes:                               $150,000,000.00
                                                                                               -------------------
             (2) Pool Factor for the Class II-A-2 Notes:                                               1.000000000
                                                                                               -------------------
        (f)  (1) outstanding principal amount of CLASS II-A-3 Notes:                               $256,590,000.00
                                                                                               -------------------
             (2) Pool Factor for the Class II-A-3 Notes:                                               1.000000000
                                                                                               -------------------
        (g)  (1) outstanding notional principal amount of CLASS II-A-IO Notes:                     $256,590,000.00
                                                                                               -------------------
        (h)  (1) outstanding notional principal amount of CLASS II-B Notes:                         $31,580,000.00
                                                                                               -------------------
             (2) Pool Factor for the Class II-B Notes:                                                 1.000000000
                                                                                               -------------------

                                   Page 2 of 4
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

   (xx) NOTE INTEREST RATE for the Notes:
        (a) In general:
                (1)Three-Month LIBOR for the period from
                   the previous Distribution Date to this
                   Distribution Date was                                1.12419%
                                                                  --------------

                                                                  --------------
                   [in the case of the intitial Interest
                   Period Three-Month Libor was                         1.01067%
                                                                  --------------
                   for the period from the Closing Date to but
                   excluding October 25, 2003 and                       1.12419%
                                                                  --------------
                   for the period from and including
                   October 25, 2003 to but excluding
                   January 26, 2004 and]                                1.16063%
                                                                  --------------

                (2) the Student Loan Rate was
                    for Group I:                3.30135% and Group II:  5.03251%
                                                --------                --------
        (b) Note Interest Rate for the CLASS I-A-1
            Notes:      8-14-03 to 10-24-03  1.16419% based on Three-Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS I-A-1
            Notes:     10-25-03 to 1/25/04   1.20063%          Three-Month LIBOR
                                             --------          -----------------
        (c) Note Interest Rate for the CLASS I-A-2
            Notes:      8-14-03 to 10-24-03  1.38419% based on Three Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS I-A-2
            Notes:     10-25-03 to 1/25/04   1.42063%          Three-Month LIBOR
                                             --------          -----------------
        (d) Note Interest Rate for the CLASS I-B
            Notes:      8-14-03 to 10-24-03  1.87419% based on Three-Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS I-B
            Notes:     10-25-03 to 1/25/04   1.91063%          Three-Month LIBOR
                                             --------          -----------------
        (e) Note Interest Rate for the CLASS II-A-1
            Notes:      8-14-03 to 10-24-03  1.27419% based on Three-Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS II-A-1
            Notes:     10-25-03 to 1/25/04   1.31063%          Three-Month LIBOR
                                             --------          -----------------
        (f) Note Interest Rate for the CLASS II-A-2
            Notes:      8-14-03 to 10-24-03  1.43419% based on Three Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS II-A-2
            Notes:     10-25-03 to 1/25/04   1.47063%          Three Month LIBOR
                                             --------          -----------------
        (g) Note Interest Rate for the CLASS II-A-3
            Notes:      8-14-03 to 10-24-03  1.59419% based on Three Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS II-A-3
            Notes:     10-25-03 to 1/25/04   1.63063%          Three Month LIBOR
                                             --------          -----------------
        (h) Note Interest Rate for the CLASS II-B
            Notes:      8-14-03 to 10-24-03  0.12500% based on Three Month LIBOR
                                             --------          -----------------
            Note Interest Rate for the CLASS II-B
            Notes:     10-25-03 to 1/25/04   1.65419%          Three Month LIBOR
                                             --------          -----------------
        (i) Note Interest Rate for the CLASS II-A-IO
            Notes:                           1.69063% per annum I/O Rate
                                             --------          -----------------


  (xxi) Amount of MASTER SERVICING FEE for related Collection Period:
                  $709,769.00 with respect to the GROUP I Student Loans and
               ---------------
                $1,166,629.88 with respect to the GROUP II Student Loans
               ---------------
             ( $0.00000663398 per $1,000 original principal amount of Class I-A-1 Notes,
             -----------------
               $0.00000242938 per $1,000 original principal balance of Class I-A-2 Notes
             ------------------
               $0.00005747117 per $1,000 original principal balance of Class I-B Notes,
             -------------------
               $0.00000603221 per $1,000 original principal balance of Class II-A-1 Notes and
             --------------------
               $0.00000777753 per $1,000 original principal balance of Class II-A-2 Notes);
             ---------------------
               $0.00000454667 per $1,000 original principal balance of Class II-A-3 Notes and
             ----------------------
               $0.00003694205 per $1,000 original principal balance of Class II-B Notes);
             ----------------------


 (xxii) Amount of ADMINISTRATION FEE for related Collection Period:
                    $1,183.53 with respect to the GROUP I Notes and
               --------------------
                    $1,816.47 with respect to the GROUP II Notes
               --------------------
             ( $0.00000001106 per $1,000 original principal amount of Class I-A-1 Notes,
             ----------------------
               $0.00000000405 per $1,000 original principal balance of Class I-A-2 Notes
             -----------------------
               $0.00000009583 per $1,000 original principal balance of Class I-B Notes,
             ------------------------
               $0.00000000939 per $1,000 original principal balance of Class II-A-1 Notes and
             -------------------------
               $0.00000001211 per $1,000 original principal balance of Class II-A-2 Notes);
             -------------------------
               $0.00000000708 per $1,000 original principal balance of Class II-A-3 Notes and
             --------------------------
               $0.00000005752 per $1,000 original principal balance of Class II-B Notes);
             --------------------------



                                   Page 3 of 4
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

(xxiii) (a) Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                        $0.00 with respect to the GROUP I Student Loans and
               ---------------
                        $0.00 with respect to the GROUP II Student Loans
               ---------------
        (b) Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection
            Period:
                              with respect to the GROUP I Student Loans

                                                          # of
                                                          Loans       $ Amount
               30-60 Days Delinquent                       937       $6,622,846
               61-90 Days Delinquent                       318       $1,982,849
               91-120 Days Delinquent                      181       $1,812,807
               More than 120 Days Delinquent               901       $3,780,715
               Claims Filed Awaiting Payment                 2             $988

                              and with respect to the GROUP II Student Loans.

                                                          # of
                                                          Loans       $ Amount
               30-60 Days Delinquent                       962       $9,400,698
               61-90 Days Delinquent                       449       $4,549,341
               91-120 Days Delinquent                      283       $2,698,984
               More than 120 Days Delinquent                98       $191,415
               Claims Filed Awaiting Payment                69       $871,053

  (xxiv) Amount in the GROUP I PRE-FUNDING Account:               $30,286,769.80
                                                                  --------------
   (xxv) Amount in the Group I Pre-Funding Account at the end
         of the Funding Period to be distributed as a payment
         of principal in  respect of the Notes:                            $0.00
                                                                  --------------
         Amount remaining in the Group I Subsequent Student
         Loan Pre-Funding Sub-Account being transferred to the
         Group II Other Student Loan Pre-Funding Sub-Account:              $0.00
                                                                  --------------
  (xxvi) Amount in the GROUP II PRE-FUNDING Account:              $15,259,939.57
                                                                  --------------
 (xxvii) Amount in the Group II Pre-Funding Account at the
         end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                     $0.00
                                                                  --------------
         Amount remaining in the Group II Subsequent Student
         Loan Pre-Funding Sub-Account being transferred to the
         Group II Other Student Loan Pre-Funding Sub-Account:              $0.00
                                                                  --------------
(xxviii) Amount in the Group I Pre-Funding Account at the
         end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                     $0.00
                                                                  --------------
  (xxix) Amount in the Group II Pre-Funding Account at the
         end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                     $0.00
                                                                  --------------
   (xxx) Amount of the INSURER PREMIUM paid to the
         Securities Insurer on such Distribution Date                 $29,295.31
                                                                  --------------
  (xxxi) Amount received from the Securities Insurer
         with respect to Group II Insured Notes Guaranty
         Insurance Policy                                                  $0.00
                                                                  --------------
 (xxxii) Amount paid to the Securities Insurer in
         reimbursement of all Insured Payments made
         pursuant to the Group II Insured Notes Guaranty
         Insurance Policy                                                  $0.00
                                                                  --------------
(xxxiii) With respect to the GROUP I INTEREST RATE SWAP:
         the Trust Swap Payment Amount paid to the Swap
         Counterparty on such Distribution Date:                    $89,766.44;
                                                                  --------------

         the amount of any Net Trust Swap Payment Carryover
         Shortfall for such Distribution Date:                           $0.00;
                                                                  --------------
         the Trust Swap Receipt Amount paid to the Trust
         on such Distribution Date:                                      $0.00;
                                                                  --------------
         the Net Trust Swap Receipt Carryover Shortfall
         for such Distribution Date:                                     $0.00;
                                                                  --------------
         and the amount of any Termination Payment either
         paid by or made to the Trust on such Distribution
         Date:
                                                                          $0.00
                                                                  --------------
 (xxxiv) the Class I-A-1 Basis Risk Cap Payment paid to
         the Cap Provider on such Distribution Date:                     $0.00;
                                                                  --------------
         the Class I-A-2 Basis Rick Cap Payment paid to
         the Cap Provider on such Distribution Date:                     $0.00;
                                                                  --------------
         Class I-B Basis Risk Cap Payment paid to the
         Cap Provider on such Distribution Date:                         $0.00;
                                                                  --------------
         Class II-A-1 Basis Risk Cap Payment paid to
         the Cap Provider on such Distribution Date                  $0.00; and
                                                                  --------------
         Class II-A-2 Basis Risk Cap Cap Payment paid
         to the Cap Provider on such Distribution Date:                  $0.00.
                                                                  --------------
         Class II-A-3 Basis Risk Cap Payment paid to
         the Cap Provider on such Distribution Date                  $0.00; and
                                                                  --------------
         Class II-B Basis Risk Cap Payment paid to the
         Cap Provider on such Distribution Date:                         $0.00.
                                                                  --------------

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